Investor Presentation 4Q FY20 November 18, 2020 © 2020 Avaya Inc. All rights reserved Exhibit 99.2

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Cautionary Note Regarding Forward-Looking Statements This release contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could,“ "estimate," "expect," "intend," "may," "might," “our vision,” "plan," "potential," "preliminary," "predict," "should,“ "will," or “would” or the negative thereof or other variations thereof or comparable terminology. Avaya Holdings Corp. (the "Company") has based these forward-looking statements on its current expectations, assumptions, estimates and projections. These statements, including the Company’s outlook, do not include the potential impact of any business combinations, asset acquisitions, divestitures, strategic investments or other strategic transactions completed after the date hereof. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. Risks and uncertainties that may cause these forward- looking statements to be inaccurate include, among others, the duration, severity and impact of the coronavirus pandemic (“COVID-19”), as well as governmental and business responses to COVID-19, and the impact the pandemic and such responses have on our business, financial performance, liquidity and other factors discussed in the Company's Annual Report on Form 10-K and subsequent quarterly reports on Form 10- Q filed with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties may cause the Company’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward- looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward- looking statements contained in this presentation may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. These slides, as well as current and historical financial data, are available on our website at investors.avaya.com. None of the information included on the Company's website is incorporated by reference in this presentation. © 2020 Avaya Inc. All rights reserved 2

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Use of non-GAAP (Adjusted) Financial Measures The information furnished in this presentation includes non-GAAP financial measures that differ from measures calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”). EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments described in our SEC filings and the tables in the Appendix hereto. We believe that including supplementary information concerning adjusted EBITDA is appropriate because it serves as a basis for determining management and employee compensation and it is used as a basis for calculating covenants in our credit agreements. In addition, we believe adjusted EBITDA provides more comparability between our historical results and results that reflect purchase accounting and our current capital structure. We also present adjusted EBITDA because we believe analysts and investors utilize these measures in analyzing our results. Adjusted EBITDA measures our financial performance based on operational factors that management can impact in the short-term, such as our pricing strategies, volume, costs and expenses of the organization, and it presents our financial performance in a way that can be more easily compared to prior quarters or fiscal years. EBITDA and adjusted EBITDA have limitations as analytical tools. EBITDA measures do not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and do not necessarily indicate whether cash flows will be sufficient to fund cash needs. Adjusted EBITDA excludes the impact of earnings or charges resulting from matters that we do not consider indicative of our ongoing operations but that still affect our net income. In particular, our formulation of adjusted EBITDA allows adjustment for certain amounts that are included in calculating net income (loss), however, these are expenses that may recur, may vary and are difficult to predict. In addition, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation. We also present the measures non-GAAP revenue, non-GAAP gross margin, non-GAAP operating income and non-GAAP operating margin as a supplement to our unaudited condensed consolidated financial statements presented in accordance with GAAP. We believe these non-GAAP measures are the most meaningful for period to period comparisons because they exclude the impact of the earnings and charges noted in the applicable tables in the Appendix to this presentation that resulted from matters that we consider not to be indicative of our ongoing operations. In addition, we present the liquidity measure of free cash flow. Free cash flow is calculated by subtracting capital expenditures from Net cash provided by operating activities. We believe free cash flow is a measure often used by analysts and investors to compare the cash flow and liquidity of companies in the same industry. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as substitute for, or superior to, the financial information prepared and presented in accordance with GAAP and may be different from the non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. The Appendix to this presentation includes tables that reconcile historical GAAP measures to non-GAAP measures. © 2020 Avaya Inc. All rights reserved 3

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 • Avaya is a leading pure-play Avaya's FY20 at a Glance Unified Communications & Collaboration and Contact Center Software company with over 100,000 global customers(1) ~100m ~6m ~190 • Avaya serves over 90% of Unified Contact Center Countries(1) Communications Seats(1) the largest US companies(1) Lines(1) • Major strategic partnerships broaden product portfolio $2,873m $710m ~$200m • Q4 FY20 Financials: FY20 Revenue FY20 Adj. Annual R&D (3) EBITDA(2) Investment ◦ $755m - Revenue ◦ $200m - Adj. EBITDA(2) 26% ~$400m 4,400+ ◦ 63% - Recurring Revenue FY20 Cloud, FY20 Subscription Patents(5) Alliance Partner & TCV Bookings(4) Subscription ◦ 88% - Software & Revenue Services Revenue ◦ 33% - CAPS Revenue (1) As of September 30, 2020. (4)TCV is defined as Total Contract Value. Amount above reflects (2)Adjusted EBITDA is a non-GAAP measure. See non-GAAP reconciliation activity through the fiscal year ending September 30, 2020. © 2020 Avaya Inc. All rights reserved in the Appendix hereto for a reconciliation to the nearest GAAP measure. (5)Includes patents and pending patent applications. 4 (3)For fiscal 2020, 2019, and 2018

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Arc of Avaya's Journey © 2020 Avaya Inc. All rights reserved 5

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Business Model Evolution © 2020 Avaya Inc. All rights reserved 6

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 © 2020 Avaya Inc. All rights reserved 7

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Customer Benefits of Avaya OneCloud © 2020 Avaya Inc. All rights reserved 8

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 © 2020 Avaya Inc. All rights reserved 9

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Financial Overview 4Q FY20 © 2020 Avaya Inc. All rights reserved 10

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 4Q FY20 Financial Highlights $757M $2.1B 61% Total Non- Total Gross GAAP Contract Margin(1) Revenue Value(2) Revenue (1) 88% 63% 33% Software Recurring Cloud, Alliance and Partner & Services Subscription Revenue (1) Percentages are based on non-GAAP Revenue.* (2) TCV is defined as the value of all active ratable contracts that have not been recognized as revenue, including both billed and unbilled backlog. © 2020 Avaya Inc. All rights reserved * For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this 11 presentation.

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Financial Strength & Flexibility $200M $70M 26.4% of 9% of Revenue Revenue Cash Flow from Adj. EBITDA(1)(2) Liquidity Operations(1)(2) Strong Balance Sheet $727M 3.0x Resources to Invest Cash Net-debt /Adj. Highly Profitable Balance(2) EBITDA(1)(3) (1) Adjusted EBITDA, Adjusted EBITDA Margin, and CFFO Margin are based on non-GAAP Revenue.* (2) For and as of 4Q ending September 30, 2020. (3)Net-debt as of September 30, 2020, defined as short term debt and long term debt less cash, and Trailing © 2020 Avaya Inc. All rights reserved Twelve Months (TTM) Adjusted EBITDA were used for this calculation.* 12 * For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 2.5x ~$400M Minimum ~$250-300M Long Financial Policy & Net Leverage(1) Term Cash Balance Capital Allocation Targets ~$550M Low to Mid BB/Ba Minimum Senior Secured Liquidity(Cash + ABL Debt Rating(2) Revolver Availability) FY20 Accomplishments • Prioritized debt reduction: • Debt refinancing ◦ $250M paydown Nov'19 ◦ $1,000M of high yield notes issued • Share buyback execution due 2028 ◦ $330M utilized ◦ $800M of Term Loan extended to ◦ 26% of outstanding common stock 2027 maturity repurchased ◦ Extended weighted average maturity from 4.1 years to 6.1 years © 2020 Avaya Inc. All rights reserved (1) Net Leverage defined as Debt minus Cash and Cash equivalents divided by LTM Adj. EBITDA 13 (2) A securities rating is not a recommendation to buy, sell or hold securities and may be revised or withdrawn at any time.

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Business Model Transformation (Calculated based on non-GAAP Revenue)* FY18 FY19 1H'20 2H'20 Q4'FY20 • Q3 and Q4 FY20 marked an inflection point for revenue Revenue YoY Growth** (2)%(1) (4)% (4)% +2% +3% growth • Transforming the business Revenue from Software and 82% 83% 87% 88% 88% Services to a recurring revenue and software-oriented model Recurring Revenue 57% 58% 62% 64% 63% • Achieved the 30% CAPS target a year ahead of Revenue from CAPS 14% 15% 20% 32% 33% schedule • Investing substantially in Non-GAAP Gross Margin* 63% 61% 61% 61% 61% R&D and Go-To-Market to address the growing Cloud- Adjusted EBITDA Margin* 24% 24% 23% 26% 26% First TAM * For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation. ** FY18 revenue growth as-reported; FY19 & FY20 revenue growth on a constant currency basis using foreign exchange rates as of September 30th of the respective comparison period. The Company presents constant currency information to provide a framework to assess how the Company’s underlying businesses performance excluding the effect of foreign currency rate fluctuations. To present this information for current and comparative prior period results for entities reporting in currencies other than U.S. dollars, the amounts are converted into U.S. dollars at the exchange rate in effect on the last day of the Company’s prior fiscal year. (1) Revenues exclude discontinued operations for the divestiture of the Company’s Networking business in a transaction completed in FY17 © 2020 Avaya Inc. All rights reserved 14

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 © 2020 Avaya Inc. All rights reserved 15

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Introducing OneCloud ARR © 2020 Avaya Inc. All rights reserved 16

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Cloud & ARR Growth All Other CAPS © 2020 Avaya Inc. All rights reserved * For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation. 17

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Subscription Revenue & Cash Dynamics © 2020 Avaya Inc. All rights reserved 18

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Fiscal Year 2021 Transformational KPIs © 2020 Avaya Inc. All rights reserved 19

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 4Q FY20 Update 4Q FY20 3Q FY20 4Q FY19 Non-GAAP*$M, as reported Revenue $ 757 $ 722 $ 726 Gross Margin 61.2% 61.1% 60.6 % Operating Expense (% of revenue) 38.7% 38.4% 37.9 % Operating Margin 22.5% 22.7% 22.7 % Adjusted EBITDA $ 200 $ 187 $ 184 Adjusted EBITDA Margin 26.4% 25.9% 25.3% 4Q Financial Highlights • Continued large deal activity with 135 deals over $1 million, 17 over $5 million, and 4 over $10 million • Total Contract Value (TCV)(1) of $2.1B • Added approximately 1,500 new logos • Generated $70 million in cash flow from operations (1) TCV is defined as the value of all active ratable contracts that have not been recognized as revenue, © 2020 Avaya Inc. All rights reserved including both billed and unbilled backlog. 20 * For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 4Q FY20 Update Business Highlights ▪ One of the top 10 largest banks in the US and an Avaya customer for over 20 years, will use the Avaya OneCloud Subscription solution to support an increasing population of remote workers and transition over 70,000 users in their retail branches from using Cisco, to using the Avaya OneCloud Subscription solution. ▪ Allina Health, which owns or operates 13 hospitals and more than 90 clinics, will transition over 47,000 unified communications and contact center seats using Avaya OneCloud Subscription to support their COVID-19 remote agents with additional entitlements, while also leveraging mobile functionality for their remote workforce. ▪ The Art Institutes, a system of private schools throughout the United States, selected Avaya Cloud OfficeTM to support nearly 700 users across its eight campuses. With a five-year agreement, Avaya is supporting multi-location requirements with increased flexibility, functionality and centralized operations. ▪ Connex, one of Avaya’s largest Canadian partners, replaced Microsoft Teams with Avaya Cloud Office for their unified communications and collaboration requirements. They operate across North America, servicing approximately 150,000 users for more than 75,000 agents. ▪ The Avaya OneCloud Spaces™ collaboration application was named to the 2020 Gartner Magic Quadrant for Meeting Solutions. Avaya Spaces™ was launched this past January and is available in nearly 100 countries to meet the needs of a work-from-anywhere world with a leading-edge user experience. ▪ Avaya was named to the Forbes 2020 list of "World's Best Employers." Companies included on this list are recognized by their employees based on how the company handles important quality of work and life issues, including gender equality, social responsibility, image, economic footprint, talent development and COVID-19 response. ▪ Industry Wired Magazine recognized Avaya as one of the World’s Top 10 Best Contact Center Solution Providers in 2020. © 2020 Avaya Inc. All rights reserved 21

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Uses of Cash 35-40 25-30 ▪ All values in $M ▪ Net Cash Interest Payments includes interest payments on long-term debt and payments classified as adequate protection payments in connection with Chapter 11 proceedings, net of interest income ▪ Pension settlement payments to PBGC not included within Pension & Post Retirement payments © 2020 Avaya Inc. All rights reserved 22

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Income Statement (Amounts are GAAP and dollars in millions) GAAP Revenue: 4Q20 3Q20 4Q19 Product $ 269 $ 261 $ 314 Services 486 460 409 GAAP Total Revenue $ 755 $ 721 $ 723 GAAP Gross Margin: Product 44.2% 44.1% 50.0 % Services 61.5% 61.3% 57.5 % GAAP Total Gross Margin 55.4% 55.1% 54.2 % GAAP Operating Margin 9.8% 7.4% 7.2% © 2020 Avaya Inc. All rights reserved 23

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Non-GAAP Income Statement Information (Amounts are non-GAAP and dollars in millions)* Non-GAAP Revenue: 4Q20 3Q20 4Q19 Product $ 269 $ 262 $ 315 Services 488 460 411 Non-GAAP Total Revenue $ 757 $ 722 $ 726 Non-GAAP Gross Margin: Product 60.2% 60.7% 64.4 % Services 61.7% 61.3% 57.7 % Non-GAAP Total Gross Margin 61.2% 61.1% 60.6 % Non-GAAP Operating Margin 22.5% 22.7% 22.7 % Adjusted EBITDA $ 200 $ 187 $ 184 Adjusted EBITDA % (1) 26.4% 25.9% 25.3% (1) Adjusted EBITDA % is based on non-GAAP Revenue © 2020 Avaya Inc. All rights reserved 24 *For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Non-GAAP Revenue by Region (All dollars amounts are non-GAAP in millions)* Revenue 4Q20 3Q20 4Q19 U.S. 448 $ 415 $ 393 EMEA 179 178 184 APAC 74 76 86 AI 56 53 63 Total $ 757 722 $ 726 % of Total Revenue U.S. 59% 58% 54 % EMEA 24% 25% 25 % APAC 10% 10% 12 % AI 7% 7% 9 % Total 100% 100% 100% © 2020 Avaya Inc. All rights reserved *For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation. 25

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Balance Sheet and Operating Metrics (Dollars in millions, Balance sheet items as of the end of the period indicated) 4Q20 3Q20 4Q19 Total Cash and Cash Equivalents $ 727 $ 742 $ 752 Cash Flow from Operations $ 70 $ 45 $ 66 Capital Expenditures and Capitalized Software $ 26 $ 24 $ 29 Days Sales Outstanding (DSO)(1) 50 53 55 Inventory Turns 14.0 12.8 11.6 Headcount (as of the end of the period indicated) 8,266 8,255 7,876 Trailing Twelve Month Revenue ($K) / Employee(2)* (Headcount as of the end of the period indicated) $ 348 $ 345 $ 369 (1)4Q FY20, 3Q FY20 and 4Q FY19 include $131M, $100M, and $112M AR/contract liability netting impact when calculating DSOs. © 2020 Avaya Inc. All rights reserved (2)TTM Revenue ($K) / Employee based on non-GAAP Revenue. 26 *For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

Appendix © 2020 Avaya Inc. All rights reserved

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Adjusted EBITDA Three months ended, (In millions) Sept. 30, 2020 June 30, 2020 Mar. 31, 2020 Dec. 31, 2019 Sept. 30, 2019 Net income (loss) $ 37 $ 9 $ (672) $ (54) $ (34) Interest expense 64 51 53 58 60 Interest income — (1) (2) (3) (3) (Benefit from) provision for income taxes (20) 20 37 25 32 Depreciation and amortization 104 107 105 107 108 EBITDA 185 186 (479) 133 163 Impact of fresh start accounting adjustments 1 1 (1) — (2) Restructuring charges, net of sublease income 2 14 3 1 10 Advisory fees — — 1 39 8 Acquisition-related costs — — — — 1 Share-based compensation 9 7 8 6 6 Impairment charges — — 624 — — Change in fair value of Emergence Date Warrants 3 3 (6) 3 (1) Loss on foreign currency transactions — 5 7 4 — Gain on investments in equity and debt securities, net — (29) (8) (12) (1) Adjusted EBITDA $ 200 $ 187 $ 149 $ 174 $ 184 Adjusted EBITDA Margin 26.4% 25.9% 21.8% 24.3% 25.3% © 2020 Avaya Inc. All rights reserved 28

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Adjusted EBITDA, cont'd Successor Predecessor Non-GAAP Combined Fiscal years ended September 30, Period from December Period from October 1, 16, 2017 through 2017 through Fiscal year ended (In millions) 2020 2019 September 30, 2018 December 15, 2017 September 30, 2018 Net (loss) income $ (680) $ (671) $ 287 $ 2,977 $ 3,264 Interest expense 226 237 169 14 183 Interest income (6) (14) (5) (2) (7) Provision for (benefit from) income taxes 62 2 (546) 459 (87) Depreciation and amortization 423 443 384 31 415 EBITDA 25 (3) 289 3,479 3,768 Impact of fresh start accounting adjustments 1 5 196 — 196 Restructuring charges, net of sublease income 20 22 81 14 95 Advisory fees 40 11 18 3 21 Acquisition-related costs — 9 15 — 15 Reorganization items, net — — — (3,416) (3,416) Share-based compensation 30 25 19 — 19 Loss on sale/disposal of long-lived assets, net — — 4 1 5 Resolution of certain legal matters — — — 37 37 Impairment charges 624 659 — — — Change in fair value of Emergence Date Warrants 3 (29) 17 — 17 Loss (gain) on foreign currency transactions 16 8 (28) — (28) Pension/OPEB/nonretirement postemployment benefits and long-term disability costs — — — 17 17 Gain on investments in equity and debt securities, net (49) (1) — — — Adjusted EBITDA $ 710 $ 706 $ 611 $ 135 $ 746 Adjusted EBITDA Margin 24.7% 24.3% 24.9% 22.4% 24.4% © 2020 Avaya Inc. All rights reserved 29

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Revenue by Geography Three Months Ended Three Months Ended Three Months Ended Adj. for Fresh Non-GAAP Adj. for Fresh Non-GAAP Mar. 31, Adj. for Fresh Non-GAAP (In millions) Sept. 30, 2020 Start Accounting Sept. 30, 2020 June 30, 2020 Start Accounting June 30, 2020 2020 Start Accounting Mar. 31, 2020 U.S. $ 447 $ 1 $ 448 $ 415 $ — $ 415 $ 384 $ 1 $ 385 EMEA 178 1 179 178 — 178 172 — 172 APAC 74 — 74 75 1 76 70 — 70 AI 56 — 56 53 — 53 56 — 56 Total revenue $ 755 $ 2 $ 757 $ 721 $ 1 $ 722 $ 682 $ 1 $ 683 Three Months Ended Three Months Ended Adj. for Fresh Non-GAAP Adj. for Fresh Non-GAAP (In millions) Dec. 31, 2019 Start Accounting Dec. 31, 2019 Sept. 30, 2019 Start Accounting Sept. 30, 2019 U.S. $ 394 $ 1 $395 392 1 393 EMEA 186 1 187 183 1 184 APAC 77 — 77 85 1 86 AI 58 — 58 63 — 63 Total revenue $ 715 $ 2 $717 $ 723 $ 3 $ 726 © 2020 Avaya Inc. All rights reserved 30

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Gross Margin and Operating Income Three months ended, (In millions) Sept. 30, 2020 June 30, 2020 Mar. 31, 2020 Dec. 31, 2019 Sept. 30, 2019 Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin Gross Profit $ 418 $ 397 $ 371 $ 394 $ 392 Items excluded: Adj. for fresh start accounting 1 1 2 3 4 Amortization of technology intangible assets 44 43 44 43 44 Non-GAAP Gross Profit $ 463 $ 441 $ 417 $ 440 $ 440 GAAP Gross Margin 55.4% 55.1% 54.4% 55.1% 54.2 % Non-GAAP Gross Margin 61.2% 61.1% 61.1% 61.4% 60.6 % Reconciliation of Non-GAAP Operating Income Operating Income (Loss) $ 74 $ 53 $ (597) $ 15 $ 52 Items excluded: Adj. for fresh start accounting 1 1 — 4 4 Amortization of intangible assets 83 83 85 84 84 Restructuring charges, net 3 20 4 3 10 Advisory fees — — 1 39 8 Acquisition-related costs — — — — 1 Share-based compensation 9 7 8 6 6 Impairment charges — — 624 — — Non-GAAP Operating Income $ 170 $ 164 $ 125 $ 151 $ 165 GAAP Operating Margin 9.8% 7.4% (87.5) % 2.1% 7.2 % Non-GAAP Operating Margin 22.5% 22.7% 18.3% 21.1% 22.7% © 2020 Avaya Inc. All rights reserved 31

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Revenue and Gross Margin Successor Predecessor Non-GAAP Combined Period from Period from Fiscal years ended September 30, December 16, 2017 October 1, 2017 through September through December Fiscal year ended (In millions) 2020 2019 30, 2018 15, 2017 September 30, 2018 Reconciliation of Non-GAAP Revenue Revenue $ 2,873 $ 2,887 $ 2,247 $ 604 $ 2,851 Adj. for fresh start accounting 6 21 206 — 206 Non-GAAP Revenue $ 2,879 $ 2,908 $ 2,453 $ 604 $ 3,057 Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin Gross Profit $ 1,580 $ 1,575 $ 1,143 $ 362 $ 1,505 Items excluded: Amortization of technology intangible assets 174 174 135 3 138 Adj. for fresh start accounting 7 37 264 — 264 Loss on disposal of long-lived assets — — 4 — 4 Share-based compensation — — 1 — 1 Non-GAAP Gross Profit $ 1,761 $ 1,786 $ 1,547 $ 365 $ 1,912 GAAP Gross Margin 55.0% 54.6% 50.9% 59.9% 52.8 % Non-GAAP Gross Margin 61.2% 61.4% 63.1% 60.4% 62.5% © 2020 Avaya Inc. All rights reserved 32

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Product and Services Gross Margins Three months ended, Fiscal year ended, (In millions) September 30, 2020 June 30, 2020 September 30, 2019 September 30, 2020 September 30, 2019 Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Products Revenue $ 269 $ 261 $ 314 $ 1,073 $ 1,222 Costs 106 103 113 405 442 Amortization of technology intangible assets 44 43 44 174 174 GAAP Gross Profit 119 115 157 494 606 Items excluded: Adj. for fresh start accounting (1) 1 2 1 11 Amortization of technology intangible assets 44 43 44 174 174 Non-GAAP Gross Profit $ 162 $ 159 $ 203 $ 669 $ 791 GAAP Gross Margin 44.2% 44.1% 50.0% 46.0% 49.6 % Non-GAAP Gross Margin 60.2% 60.7% 64.4% 62.3% 64.4 % Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Services Revenue $ 486 $ 460 $ 409 $ 1,800 $ 1,665 Costs 187 178 174 714 696 GAAP Gross Profit 299 282 235 1,086 969 Items excluded: Adj. for fresh start accounting 2 — 2 6 26 Non-GAAP Gross Profit $ 301 $ 282 $ 237 $ 1,092 $ 995 GAAP Gross Margin 61.5% 61.3% 57.5% 60.3% 58.2 % Non-GAAP Gross Margin 61.7% 61.3% 57.7% 60.5% 59.2% © 2020 Avaya Inc. All rights reserved 33

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Supplemental Schedules Free Cash Flow Three Months Ended Sept. 30, June 30, Mar. 31, Dec. 31, Sept. 30, 2020 2020 2020 2019 2019 (In millions) Net-Debt / Adjusted EBITDA Net cash provided by operating activities $ 70 $ 45 $ 20 $ 12 $ 66 Sept. 30, Less: (In millions) 2020 Capital expenditures 26 24 22 26 29 Debt maturing within one year $ — Long-term debt, net of current Free cash flow $ 44 $ 21 $ (2) $ (14) $ 37 portion 2,886 Less: Cash and cash equivalents 727 Non-GAAP Revenue Net-debt $ 2,159 Three Months Ended Sept. 30, June 30, Mar. 31, Dec. 31, Sept. 30, Adjusted EBITDA (TTM) $ 710 (In millions) 2020 2020 2020 2019 2019 Net-debt / Adjusted EBITDA 3.04 x GAAP Revenue $ 755 $ 721 $ 682 $ 715 $ 723 Adj. for fresh start accounting 2 1 1 2 3 Non-GAAP Revenue $ 757 $ 722 $ 683 $ 717 $ 726 © 2020 Avaya Inc. All rights reserved 34